UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 22, 2006

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

       000-26027                                           87-0626333
(Commission File Number)                       (IRS Employer Identification No.)

                                207 Piaget Avenue
                               Clifton, NJ 07011
                               -----------------
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2006, Smart Energy Solutions, Inc. (the "Registrant") and Carter Group, Inc. ("Carter") entered into three separate agreements relating to the distribution of the Registrant's Battery Brain line of products (the "Battery Brain Products"): (1) a Distributorship Agreement, pursuant to which Carter was appointed as the exclusive distributor of the Battery Brain Products to new car dealers located in certain areas of the United States and Canada, as further described below; (2) a Profit Sharing and Internet Distribution Agreement, pursuant to which Carter was appointed as the distributor of the Battery Brain Products for sales made through the Internet to persons located in the United States and Canada; and (3) a Finder's Agreement, pursuant to which Carter agreed to introduce the Registrant to certain automobile manufacturers interested in purchasing the Battery Brain Products in consideration for the payment by the Registrant to Carter of a referral fee, as further described below.

According to information provided to the Registrant by Carter, Carter was established in May 2001 to invest in leading edge technologies and bring them to market in North America. Carter uses its certified minority status in the United States to facilitate diversity in the original equipment manufacturer supply base to various industries. Carter will continue its operating mandate of maximizing undervalued assets to Fortune 500 customers. Carter has facilities in Toronto Canada, Columbus Ohio and Windermere Florida. It has secured several high profile automotive industry customers, including Delphi, Visteon, and Halla Climate Controls. Carter is headed by Butch Carter, who, since moving to Canada five years ago with the Toronto Raptors as head coach, is the founder and chief executive officer of Carter Group.

The Distributorship Agreement

Pursuant to the Distributorship Agreement, Carter was appointed as the exclusive distributor of the Battery Brain Products to new car dealers located in the following territories: Alaska, Florida, Illinois, Indiana, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, Pennsylvania, Wisconsin, and all provinces of Canada. During the term of the Distributorship Agreement, Carter shall purchase from the Registrant, from time to time, and the Registrant shall manufacture and sell to Carter, units of the Battery Brain Products at certain prices specified therein. Carter may thereafter resell such units for its own account to new car dealers located in the foregoing territories.

During each year of the term, Carter is required to purchase a quantity of units of the Battery Brain Products equal to at least the sales targets specified in the Distributorship Agreement. If Carter fails to meet the sales targets, the Registrant may terminate the Agreement and take other remedial actions. During the term, Carter is prohibited from manufacturing, marketing, or distributing any items that compete with the Battery Brain Products. In addition, for a one year period after the term, Carter may not solicit any customers or employees of the Registrant.

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

The term of the Distributorship Agreement is for a three year period expiring on June 22, 2009. The term shall be automatically renewed for successive one year periods, unless earlier terminated by the parties. Either party may terminate the agreement without cause upon 180 days' prior notice.

If the Registrant undergoes a change of control (hereafter defined), then Carter, at its option, may terminate the Distributorship Agreement in consideration for being granted a certain number of warrants of the Registrant or its successor), each of which will entitle Carter to purchase one share of common stock at a purchase price specified therein. If Carter elects not to terminate the Distributorship Agreement in the event of a change of control, then the Registrant or its successor, at the Registrant's or successor's option, shall either (a) extend the term of the agreement for a period of three (3) years from the effective date of the change of control, in which case the notice provision pursuant to the termination for no cause shall be extended to 360 days, or (b) pay Carter an amount equal to two (2) times the amount of annual gross profit generated by Carter in the immediately preceding 12 month period of the agreement. For purposes of the agreement, a "Change of Control" means (i) an acquisition of any voting securities of the Registrant by any person immediately after which such person has beneficial ownership of 15% or more of the combined voting power of the Registrant's then outstanding voting securities; (ii) a merger or consolidation that results in more than 50% of the combined voting power of the Registrant's then outstanding voting securities or its successor changing ownership; (iii) the sale of all or substantially all of the Registrant's assets; (iv) approval by the shareholders of the Registrant of a plan of complete liquidation of the Registrant; or (v) the individuals constituting the Board as of the date of the Distributorship Agreement cease for any reason to constitute at least 1/2 of the members of the Board.

Profit Sharing and Internet Distribution Agreement

Pursuant to the Profit Sharing and Internet Distribution Agreement, the Registrant appointed Carter as the distributor of the Battery Brain Products in the United States and Canada for sales made over the Internet and also granted to Carter a license to use the Registrant's domain name of www.batterybrain.com and related batterybrain URL's. During the term of the agreement, Carter shall purchase from time to time from the Registrant, and the Registrant shall manufacture and sell to Carter, units of the Battery Brain Products at certain prices specified therein. Carter may thereafter resell such units for its own account through the internet to persons located in the United States and Canada. The Registrant is entitled to a percentage of the gross profit generated from the sales of the initial units of Battery Brain Products in the number specified in the Agreement.

Carter is required to purchase in its initial order of the Battery Brain Products a quantity of units equal to at least the minimum number specified in the Agreement. Thereafter, Carter is required to use its best efforts to promote the sale of the Battery Brain Products via the internet through maintenance of a web-site and through on-line advertising web sites. Carter also agreed to create, update and maintain internet web sites for purposes of promoting and selling the Battery Brain Products through the internet. Carter agreed to bear and assume all costs and expenses of every kind in connection with sales made over the internet. During the term, Carter is prohibited from manufacturing, marketing, or distributing any items that compete with the Battery Brain Products.

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

The term of the Profit Sharing and Internet Distribution Agreement is for a three year period expiring on June 22, 2009. The term shall be automatically renewed for successive one year periods, unless earlier terminated by the parties. Either party may terminate the agreement without cause upon 180 days' prior notice.

As is the case with the Distributorship Agreement described above, if the Registrant undergoes a change of control, then Carter, at its option, may terminate the Profit Sharing and Internet Distribution Agreement in consideration for being granted a certain number of warrants of the Registrant or its successor), each of which will entitle Carter to purchase one share of common stock at a purchase price specified therein. If Carter elects not to terminate the Profit Sharing and Internet Distribution Agreement in the event of a change of control, then the Registrant or its successor, at the Registrant's or successor's option, shall either (a) extend the term of the agreement for a period of three (3) years from the effective date of the change of control, in which case the notice provision pursuant to the termination for no cause shall be extended to 360 days, or (b) pay Carter an amount equal to two (2) times the amount of annual gross profit generated by Carter in the immediately preceding 12 month period of the agreement. The definition of "Change of Control" is identical to that provided in the Distributorship Agreement, as described above.

Finder's Agreement

Pursuant to the Finder's Agreement, Carter agreed to introduce the Registrant to certain automobile manufacturers identified in the agreement for the purpose of selling to them the Battery Brain Products. During the term of the agreement, Carter is required, from time to time, but in no event less than quarterly, to provide to the Registrant introductions to executives and/or employees of the companies or organizations representing such automobile manufacturers.

In consideration, therefor, the Registrant agreed to pay to Carter a referral fee in connection with the execution of any agreement for the sale of the Battery Brain Products resulting from Carter's introductions of the automobile manufacturers to the Registrant. Such referral fee is equal to a certain percentage of the gross revenue generated by the sale of units of Battery Brain Products to persons introduced by Carter to the Registrant.

During the term of the Finder's Agreement, Carter will not enter into any activity, employment or business arrangement which conflicts with the Registrant's interests or Carter's obligations under the Finder's Agreement, without the prior written consent of the Registrant. Likewise, the Registrant agreed to not, directly or indirectly, market the Battery Brain Products to the automobile manufacturers identified in the agreement, or engage any other person or entity either as a finder, manufacturer's representative, distributor, or otherwise to market or sell the Battery Brain Products to such persons.



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

The term of the Finder's Agreement is for an eighteen month period commencing on June 22, 2006. The term may be renewed for successive eighteen month periods upon mutual written agreement of the parties thereto. Either party may terminate the agreement without cause upon 180 days' prior notice.

For all the terms and conditions of the Distributorship Agreement, the Profit Sharing and Internet Distribution Agreement, and the Finder's Agreement, reference is hereby made to such agreements annexed hereto as exhibits 10.28, 10.29, and 10.30, respectively. Portions of such exhibits have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.       Not applicable
(b) Pro forma financial information.                 Not applicable
(c) Exhibits

Exhibit 10.28 Distributorship Agreement, dated June 22, 2006, by and between the Registrant and Carter Group, Inc.*

Exhibit 10.29 Profit Sharing and Internet Distribution Agreement, dated June 22, 2006, by and between the Registrant and Carter Group, Inc.*

Exhibit 10.30 Finder's Agreement, dated June 22, 2006, by and between the Registrant and Carter Group, Inc.*








--------------------------------
* Portions of Exhibits 10.28, 10.29, and 10.30 have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SMART ENERGY SOLUTIONS, INC.


                                             By:      /s/ Pete Mateja
                                                      ---------------
                                             Name:    Pete Mateja
                                             Title:   Chief Executive Officer


Date:  June 28, 2006























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